Exhibit 10.9

CONSENT AND AMENDMENT NO. 2

TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT AND AMENDMENT NO. 1

TO PLEDGE AND SECURITY AGREEMENT (FIRST LIEN)

CONSENT AND AMENDMENT NO. 2 TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT AND AMENDMENT NO. 1 TO PLEDGE AND SECURITY AGREEMENT (FIRST LIEN), dated as of August 18, 2009 (this “Agreement”), among X-RITE, INCORPORATED, a Michigan corporation, and successor by merger to OTP, Incorporated, X-Rite Ma, Incorporated, Monaco Acquisition Company, Holovision Acquisition Company and Pantone India, Inc. (the “Company”), X-RITE GLOBAL, INCORPORATED, a Michigan corporation (“X-Rite Global”), X-RITE HOLDINGS, INC., a Michigan corporation (“X-Rite Holdings”), XR VENTURES, LLC, a Michigan limited liability company (“XR Ventures”), GRETAGMACBETH, LLC, a Delaware limited liability company (“GretagMacbeth”), PANTONE, INC., a Delaware corporation (“Pantone”), PANTONE ASIA, INC., a Delaware corporation (“Pantone Asia”), PANTONE GERMANY, INC., a Delaware corporation “Pantone Germany”), PANTONE JAPAN, INC., a Delaware corporation (“Pantone Japan”), PANTONE U.K., INC., a Delaware corporation (“Pantone UK”), the other Persons party hereto that are designated as a “Credit Party” on the signature pages hereof (such Persons, together with the Company, X-Rite Global, X-Rite Holdings, XR Ventures, GretagMacbeth, Pantone, Pantone Asia, Pantone Germany, Pantone Japan and Pantone UK are referred to herein each individually as a “Credit Party” and collectively as the “Credit Parties”), FIFTH THIRD BANK, a Michigan banking corporation (in its individual capacity, “Fifth Third”), as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) for certain financial institutions from time to time party thereto (each a “Lender” and collectively the “Lenders”), and the other LENDERS signatory hereto.

WITNESSETH:

WHEREAS, the Company, the other Credit Parties, the Administrative Agent, the Collateral Agent and the Lenders have entered into that certain First Lien Credit and Guaranty Agreement dated as of October 24, 2007 (as the same has been amended pursuant to that certain Forbearance Agreement and Consent, Waiver and Amendment No. 1 to First Lien Credit and Guaranty Agreement dated as of August 20, 2008, is currently being amended, and may further be amended, amended and restated, extended, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”; capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Credit Agreement or in the Security Agreement described below, as applicable);

WHEREAS, the Company, the other Credit Parties and the Collateral Agent, for the benefit of the Secured Parties, have entered into that certain Pledge and Security Agreement (First Lien) dated as of October 24, 2007 (as amended, amended and restated, extended, supplemented or otherwise modified and in effect from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement, (a) the Lenders have agreed to make, and have made, certain Loans and other extensions of credit to the Company, and (b) each Credit Party (other than the Company) has guaranteed all existing and future Obligations of the Company and the other Credit Parties;

WHEREAS, pursuant to the Security Agreement, each of the Company and each other Credit Party has secured all of the Obligations by granting to the Collateral Agent, for the benefit of the Secured Parties, a Lien on the Collateral described therein;

WHEREAS, the Company and the other Credit Parties have informed the Administrative Agent and the Lenders that the Company and the other Credit Parties desire to implement an entity structure reorganization and, in connection therewith, in order to effectuate such entity structure reorganization, (a) the Company desires to form a wholly-owned Foreign Subsidiary (the “New Subsidiary Formation”) under the laws of Switzerland (“New Amazys Holdco”), (b) the Company desires to sell one hundred percent (100%) of the issued and outstanding equity securities of Amazys Holding GmbH, a corporation formed under the laws of Switzerland, formerly known as Amazys Holding AG (“Amazys”) to the New Amazys Holdco (the “Amazys Sale”) in exchange for an intercompany promissory note (which shall be in form and substance reasonably acceptable to the Administrative Agent) issued by New Amazys Holdco in favor of the Company in an aggregate principal amount to be determined based on a third party valuation of Amazys (the “Amazys Sale Note”), (c) following the consummation of the Amazys Sale and the issuance of the Amazys Sale Note, Amazys desires to merge with and into New Amazys Holdco, with New Amazys Holdco being the surviving entity (the “Amazys Merger”) and (d) following the consummation of the Amazys Merger, X-Rite Europe GmbH, a corporation formed under the laws of Switzerland (“X-Rite Europe”), a wholly-owned Foreign Subsidiary of New Amazys Holdco, desires to issue an intercompany promissory note (which shall be in form and substance reasonably acceptable to the Administrative Agent) to New Amazys Holdco in an aggregate principal amount to be determined based on X-Rite Europe’s balance sheet (the “Amazys Subsidiary Note”; the New Subsidiary Formation, the Amazys Sale, the issuance of the Amazys Sale Note, the Amazys Merger and the issuance of the Amazys Subsidiary Note are referred to herein as the “Amazys Restructuring”);

WHEREAS, the Company and the other Credit Parties have also informed the Administrative Agent and the Lenders that certain of the Permitted Holders desire to purchase a portion of the Second Lien Indebtedness from certain of the Second Lien Lenders (the “Selling Lenders”) in an aggregate principal par amount not to exceed $41,561,223.12 in the aggregate (the “Second Lien Investor Purchase”) and, immediately following the consummation of the Second Lien Investor Purchase, the Permitted Holders who acquired such Second Lien Indebtedness shall cancel one hundred percent (100%) of the par principal amount of such Second Lien Indebtedness in exchange for (a) warrants (the “Warrants”) to acquire an aggregate of 7,500,000 (subject to customary anti-dilution adjustments) shares of common stock, par value $.10 per share, of the Company at an initial exercise price of $0.01 per share, and (b) Series A Preferred Stock of the Company (the “Preferred Stock”) that shall be issued on the terms and conditions set forth in that certain Certificate of Designation, Preferences and Rights of Series A Preferred Stock of X-Rite, Incorporated (the “Certificate of Designations”), as in effect on the Second Amendment Effective Date (as defined herein) (such issuance of the Warrants and the Preferred Stock and such exchange and cancellation, in each case, as described above, the “Second Lien Exchange”); and

WHEREAS, the Company and the other Credit Parties have requested that the Administrative Agent and the Requisite Lenders (a) consent to the Amazys Restructuring, (b) consent to the Second Lien Exchange and (c) amend the Credit Agreement in certain respects, in each case in accordance with the terms and subject to the conditions set forth herein; and

WHEREAS, the Agents and Lenders agree to accommodate such requests of the Company and the other Credit Parties, in each case on the terms and subject to the conditions herein set forth.

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Consents.

(a) Consent to Amazys Restructuring. Effective as of the Second Amendment Effective Date, upon satisfaction of the conditions set forth in Section 4 of this Agreement, and notwithstanding anything to the contrary contained in the Credit Agreement (including, without limitation, Section 6.7 (other than Section 6.7(j) of the Credit Agreement, as amended hereby), Section 6.9 and Section 6.10 of the Credit Agreement) or any other Credit Document (other than Section 6.7(j) of the Credit Agreement, as amended hereby), the Administrative Agent, the Collateral Agent and the Lenders signatories hereto hereby consent to the Amazys Restructuring; provided that the effectiveness of the foregoing consent is subject to the following conditions:

(i) all steps of the Amazys Restructuring are consummated no later than June 30, 2010 and the Amazys Merger is consummated promptly following the consummation of the Amazys Sale and the issuance of the Amazys Sale Note;

(ii) the Amazys Sale Note shall be unsecured and shall be subject to a First Priority Lien in favor of the Collateral Agent, for the benefit of the Secured Parties, pursuant to the Security Agreement;

(iii) promptly following the formation of New Amazys Holdco, the Company shall have delivered a Pledge Supplement whereby the Company shall pledge sixty-five percent (65%) of the voting Capital Stock of New Amazys Holdco and one hundred percent (100%) of the non-voting Capital Stock of New Amazys Holdco (such stock, the “Pledged Stock”) to the Collateral Agent, for the benefit of the Secured Parties, together with the stock certificates of New Amazys Holdco representing the Pledged Stock, along with related assignments separate from certificate and proxies, pursuant to which the Collateral Agent shall have received, for the benefit of the Secured Parties, a First Priority Lien in all of the Pledged Stock;

(iv) promptly following the formation of New Amazys Holdco, the Company shall have delivered (w) a First Priority Share Pledge Agreement by and between the Company and the Collateral Agent, for the benefit of the Secured Parties, with respect to the Pledged Stock, governed by the laws of Switzerland, in form and substance reasonably satisfactory to the Collateral Agent, (x) certified copies of the Share Register of New Amazys Holdco, (y) the necessary resolutions of New Amazys Holdco (under Swiss law), certified by an authorized officer or a director as being in full force and effect without modification or amendment, and (z) an opinion of Swiss counsel to the Company, in form and substance reasonably satisfactory to the Administrative Agent;

(v) (x) promptly following the formation of New Amazys Holdco, the Company shall deliver certified copies of the Organizational Documents of New Amazys Holdco and (y) promptly following the consummation of the Amazys Merger, the Company shall deliver certified copies of the merger documents effectuating the merger of Amazys with and into New Amazys Holdco, in each case in clauses (x) and (y), that have been certified by the appropriate governmental authority in Switzerland as of a recent date (to the extent such certification is available in Switzerland); and

(vi) the Company shall have otherwise complied with the requirements of Sections 5.10(a) of the Credit Agreement, to the extent applicable.

(b) Consent to Second Lien Exchange. Effective as of the Second Amendment Effective Date, upon satisfaction of the conditions set forth in Section 4 of this Agreement, and notwithstanding anything to the contrary contained in the Credit Agreement (including, without limitation, Section 6.5 of the Credit Agreement) or any other Credit Document, the Administrative Agent, the Collateral Agent and the Lenders signatories hereto hereby consent to the Second Lien Exchange and the payment in cash by the Company to the Selling Lenders on the Second Amendment Effective Date of all accrued and unpaid interest (including any PIK Interest (as defined in the Second Lien Credit Agreement as such agreement is in effect on the date hereof)) on the aggregate principal par amount of Second Lien Indebtedness acquired by the Permitted Holders in connection with the Second Lien Investor Purchase (the “Accrued Interest”); provided that the effectiveness of the foregoing consent is subject to the following conditions:

(i) the Second Lien Exchange (including, without limitation, the cancellation of such Second Lien Indebtedness by the Permitted Holders) is consummated on the Second Amendment Effective Date immediately following the Second Lien Investor Purchase;

(ii) promptly following the Second Lien Investor Purchase, the Administrative Agent shall receive evidence, in form and substance reasonably satisfactory to the Administrative Agent, that the Second Lien Indebtedness purchased by the Permitted Holders has been cancelled (the Administrative Agent acknowledges that the cancellation language contained in the assignment and acceptance agreement reviewed by the Administrative Agent prior to the date hereof, once executed and delivered to the Administrative Agent, shall constitute reasonably satisfactory evidence of such cancellation);

(iii) the principal par amount of Second Lien Indebtedness acquired by the Permitted Holders (in the aggregate) in connection with the Second Lien Exchange shall not to exceed $41,561,223.12 in the aggregate;

(iv) all Accrued Interest is paid in cash by the Company to the Selling Lenders on the Second Amendment Effective Date and the aggregate amount of all Accrued Interest paid to the Selling Lenders shall not exceed $703,836.47;

(v) the Preferred Stock is issued in accordance with the terms set forth in the Certificate of Designations (as in effect on the date hereof), accrues and cumulates dividends quarterly at a rate not to exceed 14.375% per annum (plus any applicable penalty or default rate required pursuant to the terms of the Certificate of Designations (as in effect on the date hereof or as amended from time to time as permitted pursuant to the terms of the Credit Agreement, as amended hereby)) and does not require (x) any cash dividends or distributions on, (y) cash payments in respect of or (z) mandatory redemptions of the Preferred Stock at any time prior to January 23, 2014 (except in connection with a Fundamental Change (as such term is defined in the Certificate of Designations (as in effect on the date hereof or as amended from time to time as permitted pursuant to the terms of the Credit Agreement, as amended hereby) that will result in the Obligations being paid in full in cash, the Revolving Commitments being terminated and all Letters of Credit, if any, being returned to the LC Issuer, backstopped or cash collateralized in a manner acceptable to the LC Issuer and the Administrative Agent); and

(vi) the Warrants do not contain any put rights or otherwise require any mandatory redemptions at any time prior to January 23, 2014 (except in connection with a Fundamental Change (as such term is defined in the Certificate of Designations (as in effect on the date hereof or as amended from time to time as permitted pursuant to the terms of the Credit Agreement, as amended hereby) that will result in the Obligations being paid in full in cash, the Revolving Commitments being terminated and all Letters of Credit, if any, being returned to the LC Issuer, backstopped or cash collateralized in a manner acceptable to the LC Issuer and the Administrative Agent).

(c) Consent to Second Lien Amendment. Effective as of the Second Amendment Effective Date, the Administrative Agent, the Collateral Agent and the Lenders signatories hereto hereby consent to the consent and amendment to the Second Lien Indebtedness Documents regarding the substance of this Agreement, substantially in the form attached hereto as Exhibit A (the “Corresponding Second Lien Amendment”); provided that the effectiveness of such consent is subject to the Second Lien Lender Parties’ consent to the transactions contemplated by this Agreement.

Section 2. Amendments to Credit Agreement. Effective as of the Second Amendment Effective Date, and in reliance on the representations and warranties of the Company set forth in this Agreement and in the Credit Agreement, as amended hereby, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following defined terms and their respective definitions in the correct alphabetical order:

“Amazys Sale Note” shall have the meaning ascribed to such term in the Second Amendment Agreement.

“Certificate of Designations” shall have the meaning ascribed to such term in the Second Amendment Agreement.

“Preferred Stock” shall have the meaning ascribed to such term in the Second Amendment Agreement.

“Second Amendment Agreement” means that certain Consent and Amendment No. 2 to First Lien Credit and Guaranty Agreement and Amendment No. 1 to Pledge and Security Agreement (First Lien) dated as of the Second Amendment Effective Date by and among the Company, the Guarantors, certain other Credit Parties, the Administrative Agent, the Collateral Agent and the Requisite Lenders.

“Second Amendment Effective Date” shall mean August 18, 2009.

(b) Section 1.1 of the Credit Agreement is hereby further amended by substituting the definitions of the terms set forth below in lieu of the current versions of such definitions contained in Section 1.1 of the Credit Agreement:

“Change of Control” means, at any time, (i) any Person or “group” (within the meaning of Rules 13d 3 and 13d 5 under the Exchange Act), other than the Permitted Holders, (a) shall have acquired beneficial ownership of 35% or more on a fully diluted basis of the voting and/or economic interest in the Capital Stock of the Company or (b) shall have obtained the power (whether or not exercised) to elect a majority of the members of the board of directors (or similar governing body) of Company; (ii) the majority of the seats (other than vacant seats) on the board of directors (or similar governing body) of Company cease to be occupied by Persons who were nominated for election by the board of directors of Company, a majority of whom were directors on the First Amendment Effective Date or whose election or nomination for election was previously approved by a majority of such directors; (iii) any “change of control” or similar event under the Second Lien Credit Agreement shall occur or (iv) any “Fundamental Change” (as defined in the Certificate of Designations) or similar event under the Certificate of Designations shall occur.

“Consolidated Cash Interest Expense” means, for any period, Consolidated Interest Expense for such period, excluding any amount not payable in Cash and, to the extent constituting Consolidated Interest Expense, payments made in respect of the Existing Interest Rate Agreements. The foregoing notwithstanding, solely for purposes of calculating Interest Coverage Ratio as of any date of measurement ending on or prior to July 3, 2010, Consolidated Cash Interest Expense for any period set forth below included in the twelve month period ending on such date shall be deemed to equal the amount set forth below (each such amount an “Interest Expense Plug”) for such period:

Period:	Interest Expense Plug:
Fiscal Quarter ending closest to March 31, 2009	$4,842,925.00
Fiscal Quarter ending closest to June 30, 2009	$4,625,773.00
Fiscal month ending closest to July 31, 2009	$1,306,555.00
Fiscal month ending closest to August 31, 2009	$1,306,555.00

“Consolidated Excess Cash Flow” means, for any period, an amount (if positive) equal to: (i) the sum, without duplication, of the amounts for such period of (a) Consolidated Adjusted EBITDA, plus (b) the Consolidated Working

Capital Adjustment, minus (ii) the sum, without duplication, of the amounts for such period of (a) Consolidated Capital Expenditures (net of any proceeds of (y) any related financings with respect to such expenditures and (z) any sales of assets used to finance such expenditures), (b) Consolidated Cash Interest Expense, (c) provisions for current taxes based on income of Company and its Subsidiaries and payable in Cash with respect to such period, (d) Cash payments for the purchase price paid in connection with Permitted Acquisitions (whether or not consummated), to the extent not paid with the proceeds of any Indebtedness (other than Revolving Loans) or from the issuance of, or capital contribution in respect of, any equity securities, (e) transaction costs and expenses paid in Cash in connection with Permitted Acquisitions (whether or not consummated) and added back to net income in the determination of Consolidated Adjusted EBITDA and (f) restructuring charges paid in cash in connection with the Pantone Mergers, the Prior Tender Offer and restructurings occurring after the First Amendment Effective Date, solely to the extent (x) added back to Consolidated Net Income in the calculation of Consolidated Adjusted EBITDA and (y) not paid with the proceeds of any Indebtedness (other than Revolving Loans) or from the issuance of, or capital contribution in respect of, any Capital Stock or other equity securities.

“Restricted Junior Payment” means (i) any dividend or other distribution, direct or indirect, on account of any shares or units of any Capital Stock of Company or any Subsidiary of Company now or hereafter outstanding, except a dividend payable solely in shares or units of any Capital Stock to the holders of that class; (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Capital Stock of Company or any Subsidiary of Company now or hereafter outstanding; (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any Capital Stock of Company or any Subsidiary of Company now or hereafter outstanding and (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to Indebtedness under the Second Lien Credit Agreement or with respect to Indebtedness incurred pursuant to Section 6.1(o).

(c) Section 6.1(b) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(b) Investments permitted pursuant to Section 6.7(d) and Section 6.7(j);”

(d) Section 6.1(o) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof

“(o) solely to the extent consented to by the holders of the Preferred Stock, unsecured Indebtedness of the Company and its Subsidiaries not to exceed $30,000,000 in aggregate principal amount at any time outstanding which is subordinated to the Obligations in a manner reasonably satisfactory to Administrative Agent; provided, that, immediately prior to the incurrence of any such Indebtedness, the Leverage Ratio, as determined of the last day of the immediately preceding Fiscal Quarter with respect to which the Company has delivered to Administrative Agent and Lenders the financial statements required pursuant to Section 5.1(b)(ii), for the twelve (12) month period ending on such date, is less than 4.00 to 1.00.”

(e) Section 6.5 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“6.5 Restricted Junior Payments. No Credit Party shall, nor shall it permit any of its Subsidiaries through any manner or means to, directly or indirectly, declare, order, pay, make or set apart, or agree to declare, order, pay, make or set apart, any sum for any Restricted Junior Payment, except that the foregoing shall not prohibit any Subsidiary of the Company from making dividends or distributions, directly or indirectly, to the Company or to any Wholly-Owned Subsidiary of Company, and except that:

(a) Subject to the terms of the Intercreditor Agreement, Company may make regularly scheduled payments of interest with respect to the Indebtedness incurred under the Second Lien Credit Agreement in accordance with the terms thereof, and only to the extent required by the Second Lien Credit Agreement as in effect on the date hereof or as modified in accordance with the terms set forth in the Intercreditor Agreement;

(b) the Company may accrue and cumulate dividends (but not pay in cash) on the Preferred Stock in accordance with the terms set forth in the Certificate of Designations (as in effect on the Second Amendment Effective Date or as amended from time to time as permitted pursuant to Section 6.18); and

(c) the Company and its Subsidiaries may pay, as and when due and payable, regularly scheduled payments of interest on any Indebtedness incurred pursuant to Section 6.1(o), to the extent such payments are permitted pursuant to the subordination terms governing such Indebtedness.

Except as expressly permitted by the foregoing sentence, no Credit Party shall, nor shall it permit any of its Affiliates through any manner or means or through any other Person to, directly or indirectly, declare, order, pay, make or set apart, or agree to declare, order, pay, make or set apart, any sum for any Restricted Junior Payment in respect of any Indebtedness incurred pursuant to Section 6.1(o).”

(f) Section 6.7 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (h) thereof, (ii) deleting the period at the end of clause (i) thereof and substituting “; and” therefor and (iii) adding a new clause (j) thereto immediately following clause (i) thereof as follows:

“(j) the intercompany loan that is evidenced by the Amazys Sale Note; provided, that the Amazys Sale Note shall be subject to a First Priority Lien pursuant to the Pledge and Security Agreement.”

(g) Section 6 of the Credit Agreement is hereby amended by adding a new Section 6.18 thereto immediately following Section 6.17 thereof as follows:

“6.18 Amendments to Certificate of Designations. No Credit Party shall nor shall it permit any of its Subsidiaries to amend, amend and restate, supplement, waive or otherwise modify the Certificate of Designations (or the terms of the Preferred Stock) (a) to require the payment of any cash dividends or distributions or any other cash payments in respect thereof or to require mandatory redemptions of the Preferred Stock at any time prior to January 23, 2014 (except in connection with a Fundamental Change (as such term is defined in the Certificate of Designations (as in effect on the Second Amendment Effective Date or as amended from time to time as permitted pursuant to the terms of this Agreement) that will result in the Obligations being paid in full in cash), (b) to increase the quarterly rate at which cumulative dividends accrue on the Preferred Stock in excess of 14.375% per annum (plus any applicable penalty or default rate required pursuant to the terms of the Certificate of Designations (as in effect on the Second Amendment Effective Date or as amended from time to time as permitted pursuant to the terms of this Agreement)), or (c) in any other manner that would be materially adverse to the Agents or any Lender.”

Section 3. Amendments to Security Agreement. Effective as of the Second Amendment Effective Date, and in reliance on the representations and warranties of the Company and the other Credit Parties set forth in this Agreement and in the Credit Agreement, as amended hereby, and the Security Agreement, as amended hereby, the Security Agreement is hereby amended as follows:

(a) Section 4.7(a)(i)(C) of the Security Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(C) Intentionally omitted;”

(b) Section 4.7(b)(iii) of the Security Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(iii) it shall, together with each delivery of financial statements of the Company and its Subsidiaries pursuant to Section 5.1(b)(ii) and 5.1(c) of the Credit Agreement, notify the Collateral Agent of the filing of any application to register any Copyright in the United States Copyright Office or any state registry or foreign counterpart of the foregoing (whether such application is filed by such Grantor or through any agent, employee, licensee, or designee thereof) during the most recent Fiscal Quarter then ended by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto;”

(c) Section 4.7(b)(vii) of the Security Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(vii) it shall, together with each delivery of financial statements of the Company and its Subsidiaries pursuant to Section 5.1(b)(ii) and 5.1(c) of the

Credit Agreement, report to the Collateral Agent (i) the filing of any application to register any Intellectual Property with the United States Patent and Trademark Office or any state registry or foreign counterpart of the foregoing (whether such application is filed by such Grantor or through any agent, employee, licensee, or designee thereof) during the most recent Fiscal Quarter then ended and (ii) the registration of any Intellectual Property by any such office during the most recent Fiscal Quarter then ended, in each case by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto;”

(d) Section 4.7(b)(viii) of the Security Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(viii) it shall, together with each delivery of financial statements of the Company and its Subsidiaries pursuant to Section 5.1(b)(ii) and 5.1(c) of the Credit Agreement, report to the Collateral Agent the registration of any Copyright by the United States Copyright Office or any state registry or foreign counterpart of the foregoing during the most recent Fiscal Quarter then ended by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto;”

(e) Section 4.7(b)(x) of the Security Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(x) no Grantor shall sell, assign, transfer, license, grant any option, or create or suffer to exist any Lien upon or with respect to the Intellectual Property, except for the Lien created by and under this Agreement and the other Credit Documents and other Permitted Liens;”

(f) Section 4.7(b)(xiii) of the Security Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(xiii) it shall, promptly upon the reasonable request of the Collateral Agent, together with each delivery of financial statements of the Company and its Subsidiaries pursuant to Section 5.1(b)(ii) and 5.1(c) of the Credit Agreement, update Schedule 4.7 so that, as of the date of such update, it sets forth a true and complete list of (1) all material United States, state and foreign registrations of and applications for Patents, Trademarks, and Copyrights owned by each Grantor and (2) all Patent Licenses, Trademark Licenses, Trade Secret Licenses and Copyright Licenses material to the conduct of the business of such Grantor;”

Section 4. Conditions to Effectiveness of this Agreement. Notwithstanding anything to the contrary set forth herein, this Agreement shall become effective upon satisfaction in a manner reasonably satisfactory to the Administrative Agent of each of the following conditions:

(a) the delivery to the Administrative Agent of this Agreement executed by each Credit Party, the Administrative Agent and the Requisite Lenders;

(b) the delivery to the Administrative Agent of a copy of the fully executed Corresponding Second Lien Amendment, and evidence that all conditions contained therein (other than the effectiveness of this Agreement) have been satisfied;

(c) the Company shall have paid to the Administrative Agent in immediately available Dollars, for the benefit of each Lender who has delivered an executed signature page to this Agreement on or prior to 5:00 P.M., New York City time, on August 17, 2009 (collectively, the “Signing Lenders”), a non-refundable fee in an aggregate amount equal to 0.10% of each such Signing Lender’s Revolving Commitment and the outstanding principal balance of the Term Loans held by each such Signing Lender, which fee shall be non-refundable for any reason and fully earned and payable as of the date hereof;

(d) the Company shall have paid all fees then due and payable to the Administrative Agent pursuant to the Credit Documents and, to the extent invoiced by the Administrative Agent not less than two (2) Business Days prior to the Second Amendment Effective Date, shall have reimbursed the Administrative Agent for all reasonable costs and expenses incurred by the Administrative Agent in connection with this Agreement, including, without limitation, the preparation, negotiation and execution of this Agreement (including reasonable attorney’s fees of counsel to the Administrative Agent);

(e) Administrative Agent shall have received a copy of the Certificate of Designations, in form and substance reasonably satisfactory to the Administrative Agent, duly executed by the Company;

(f) the accuracy of the representations and warranties contained in Section 5 hereof; and

(g) no Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

The “Second Amendment Effective Date” shall mean the first date on which each of the conditions set forth in this Section 4 have been satisfied.

Section 5. Representations and Warranties.

To induce the Agents and the Lenders to enter into this Agreement, each Credit Party hereby represents and warrants to the Agents and Lenders that as of the date hereof:

(a) each of the representations and warranties made by such Credit Party contained in the Credit Documents are true and correct in all material respects (without duplication of any materiality qualifiers contained therein) as of such date, except to the extent such representation or warranty expressly relates to an earlier date (in which case, such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifiers contained therein) as of such earlier date);

(b) such Credit Party has all requisite corporate or limited liability company, as applicable, power and authority to execute, deliver and perform its obligations under this Agreement, the Credit Agreement, as amended hereby, and the Security Agreement, as amended hereby;

(c) the execution, delivery and performance by such Credit Party of this Agreement, the Credit Agreement, as amended hereby, and the Security Agreement, as amended hereby, have been duly authorized by all necessary action by such Credit Party;

(d) the execution, delivery and performance by such Credit Party of this Agreement, the Credit Agreement, as amended hereby, and the Security Agreement, as amended hereby, and the consummation of the transactions contemplated by this Agreement, the Credit Agreement, as amended hereby, and the Security Agreement, as amended hereby, do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Company or any of its Subsidiaries, any of the Organizational Documents (including, without limitation, the Certificate of Designations) of the Company or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on the Company or any of its Subsidiaries, except, to the extent that any such violations could not singly or in the aggregate reasonably be expected to have a Material Adverse Effect; (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, except to the extent that any such conflicts, breaches or defaults could not singly or in the aggregate reasonably be expected to have a Material Adverse Effect; (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of Secured Parties and Second Lien Indebtedness Liens contemplated by the Corresponding Second Lien Amendment); or (iv) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents that were obtained on or before the date hereof and disclosed in writing to the Administrative Agent except for any such approvals or consents the failure of which to obtain could not singly or in the aggregate reasonably be expected to have a Material Adverse Effect;

(e) this Agreement, the Credit Agreement, as amended hereby, and the Security Agreement, as amended hereby, each constitute, the legal, valid and binding obligation of such Credit Party, enforceable against such Person in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(f) no Default or Event of Default presently exists.

Section 6. Reference and Effect on the Credit Documents.

(a) On and after the Second Amendment Effective Date each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and the other Credit Documents to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended or otherwise modified hereby. On and after the Second Amendment Effective Date each reference in the Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Security Agreement, and each reference in the other Credit Documents to the “Security Agreement”, shall mean and be a reference to the Security Agreement, as amended or otherwise modified hereby.

(b) The Credit Agreement, the Notes, the Security Agreement and each of the other Credit Documents, as specifically amended or otherwise modified by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agents under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. The Credit Agreement and the other Credit Documents are in full force and effect and are hereby in all respects ratified and confirmed.

(d) Except as expressly set forth herein, nothing contained in this Agreement and no action by, or inaction on the part of, any Lender or the Agent shall, or shall be deemed to, directly or indirectly constitute a consent to or waiver of any past, present or future violation of any provisions of the Credit Agreement or any other Credit Document.

(e) This Agreement is a Credit Document.

Section 7. Amendments; Successors and Assigns.

No amendment, modification, termination or waiver of any provision of this Agreement, or consent to any departure by any Credit Party therefrom, shall in any event be effective without the written concurrence of the Administrative Agent, the Collateral Agent and the Requisite Lenders and, in the case of any such amendment or modification, each of the Credit Parties. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party’s rights or obligations hereunder nor any interest therein may be assigned or delegated to any other Person by any Credit Party without the prior written consent of the Administrative Agent, the Collateral Agent and the Requisite Lenders.

Section 8. Agreement Not a Defense.

Each Credit Party agrees that, subject to the terms and provisions of this Agreement, the agreements of the Agents and Lenders under this Agreement shall not constitute a defense by the Credit Parties to the exercise by any Agent or any Lender of any right, power or remedy which such Person may have under or in respect of the Credit Agreement or any of the other Credit Documents and any other agreement or document relating thereto (and including rights, powers and remedies at law, in equity or by statute).

Section 9. GOVERNING LAW AND JURISDICTION.

(a) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

(b) SUBMISSION TO JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY CREDIT PARTY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH CREDIT PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1 OF THE CREDIT AGREEMENT; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

SECTION 10. Miscellaneous.

(a) Further Assurances. At any time or from time to time upon the request of Administrative Agent, each Credit Party will, at its expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as Administrative Agent or Collateral Agent may reasonably request in order to effect fully the purposes of this Agreement.

(b) Consent of Guarantors. Each of the Guarantors of the Obligations of the Company under the Credit Agreement that is a party to this Agreement hereby (a) consents to the terms and provisions hereof, (b) acknowledges that notwithstanding the execution and delivery hereof, the obligations of each of such Guarantor are not impaired or affected and its Guaranty continues in full force and effect, and (c) ratifies, confirms and reaffirms its Guaranty and each of the Credit Documents to which it is a party.

(c) Reaffirmation. Each of the Credit Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Credit Document as security for or otherwise guaranteed the Company’s Obligations under or with respect to the Credit Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.

(d) Release of Claims. In consideration of the Lenders’ and the Agents’ agreements contained in this Agreement, each Credit Party hereby irrevocably releases and forever discharge each of the Agents, Lenders, and their respective affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, which such Credit Party ever had or now has against any Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of any Agent, any Lender or any other Released Person relating to the Credit Agreement or any other Credit Document on or prior to the date hereof and actually known to such Credit Party as of the date hereof (it being understood and agreed that nothing herein shall affect the continued effectiveness of the indemnity provisions set forth in Section 10.3 of the Credit Agreement).

(e) No Waiver, Etc. Except as otherwise expressly set forth herein, nothing in this Agreement is intended or shall be deemed or construed to extend to or affect in any way any of the Obligations or any of the rights and remedies of any Agent or any Lender arising under the Credit Agreement, any of the other Credit Documents or applicable law. The failure of any Agent or any Lender at any time or times hereafter to require strict performance by any Credit Party or any other Person obligated under any Credit Document of any of the respective provisions, warranties, terms and conditions contained herein or therein shall not waive, affect or diminish any right of such Person at any time or times thereafter to demand strict performance thereof; and no rights of any Agent or any Lender hereunder shall be deemed to have been waived by any act or knowledge of such Person, or any of its agents, attorneys, officers or employees, unless such waiver is contained in an instrument in writing signed by an authorized officer of such Person and specifying such waiver. Except as otherwise expressly set forth herein, no waiver by any Agent or any Lender of any of its rights or remedies shall operate as a waiver of any other of its rights or remedies or any of its rights or remedies on a future occasion at any time and from time to time. All terms and provisions of the Credit Agreement and each of the other Credit Documents remain in full force and effect, except to the extent expressly modified by this Agreement.

(f) Execution in Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Any party hereto may execute and deliver a counterpart of this Agreement by delivering by facsimile transmission or electronic mail in portable document format a signature page of this Agreement signed by such party, and such signature shall be treated in all respects as having the same effect as an original signature.

(g) Acknowledgment of Legal Counsel; Drafting of Agreement. Each Credit Party represents and warrants that it is represented by legal counsel of its choice, is fully aware of the terms contained in this Agreement and has voluntarily and without coercion or duress of any kind whatsoever, entered into this Agreement and the agreements, documents and instruments, if any, executed in connection with this Agreement. Each Credit Party further represents and warrants and acknowledges and agrees that it has participated in the drafting of this Agreement.

(h) Severability. The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction.

(i) No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of each party hereto and their respective successors and assigns. No Person other than the parties hereto, their respective successors and assigns and any other Lender shall have rights hereunder or be entitled to rely on this Agreement, and all third-party beneficiary rights are hereby expressly disclaimed.

(j) Section Titles. The section and subsection titles contained in this Agreement are included for convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the Agents and the Lenders, on the one hand, and the Credit Parties on the other hand. Any reference in this Agreement to any “Section” refers, unless the context otherwise indicates, to a section of this Agreement.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

THE COMPANY:

X-RITE, INCORPORATED, a Michigan corporation, and successor by merger to OTP, Incorporated, X-Rite Ma, Incorporated, Monaco Acquisition Company, Holovision Acquisition Company and Pantone India, Inc., as the Company

By:	/s/ Thomas J. Vacchiano Jr.
Name:	Thomas J. Vacchiano Jr.
Its:	Chief Executive Officer

OTHER CREDIT PARTIES:

X-RITE GLOBAL, INCORPORATED, a Michigan corporation
X-RITE HOLDINGS, INC., a Michigan corporation
XR VENTURES, LLC, a Michigan limited liability company
GRETAGMACBETH LLC, a Delaware limited liability company
PANTONE, INC., a Delaware corporation
PANTONE ASIA, INC., a Delaware corporation
PANTONE GERMANY, INC., a Delaware corporation
PANTONE JAPAN, INC., a Delaware corporation
PANTONE U.K., INC., a Delaware corporation

By:	/s/ Thomas J. Vacchiano Jr.
Name:	Thomas J. Vacchiano Jr.
Title:	President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

AGENTS AND LENDERS:

FIFTH THIRD BANK, a Michigan banking corporation, as Administrative Agent, Collateral Agent and a Lender

By:	/s/ Scott R. DeMeester
Name:	Scott R. DeMeester
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

KATONAH 2007-I CLO LTD., as a Lender

By:	/s/ Daniel Gilligan
Name:	Daniel Gilligan
Title:	Authorized Officer Katonah Debt Advisers, L.L.C. As Manager

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

KOHLBERG CAPITAL FUNDING LLC I., as a Lender

By:	/s/ Daniel Gilligan
Name:	Daniel Gilligan
Title:	Authorized Signatory Kohlberg Capital Corporation

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

T2 Income Fund CLO I, Ltd., as a Lender By: T2 Advisers, LLC, As Collateral Manager

By:	/s/ Saul Rosenthal
Name:	Saul Rosenthal
Title:	President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Galaxy CLO 2003-1, Ltd.

By: AIG Global Investment Corp., Inc.

Its Collateral Manager,

Galaxy IV CLO, Ltd.

By: AIG Global Investment Corp.,

its Collateral Manager,

Galaxy V CLO, Ltd.

By: AIG Global Investment Corp.,

Its Collateral Manager,

Galaxy VI CLO, Ltd.

By: AIG Global Investment Corp.,

its Collateral Manager,

Galaxy VII CLO, Ltd.

By: AIG Global Investment Corp.,

its Collateral Manager,

American International Group, Inc.

By: AIG Global Investment Corp.,

Its Investment Adviser

By:	/s/ W. Jeffrey Baxter
Name:	W. Jeffrey Baxter
Title:	Managing Director

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

MCDONNELL LOAN OPPORTUNITY LTD. By: McDonnell Investment Management, LLC, as Investment Manager

By:	/s/ Kathleen A. Zarn
Name:	Kathleen A. Zarn
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

ILLINOIS STATE BOARD OF INVESTMENT By: McDonnell Investment Management, LLC, as Manager as a Lender

By:	/s/ Kathleen A. Zarn
Name:	Kathleen A. Zarn
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

General Electric Capital Corporation, as a Lender

By:	/s/ Sandra Horn
Name:	Sandra Horn
Title:	Duly Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

GOLDMAN SACHS LENDING PARTNERS L.L.C., as a Lender

By:	/s/ Andrew Caditz
Name:	Andrew Caditz
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

LightPoint CLO 2004-1, Ltd, as a Lender

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

LightPoint Pan-European CLO 2007-1 Plc., as a Lender

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Loan Funding IV LLC By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner, as a Lender

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Jasper CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner, as a Lender

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Loan Star State Trust By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its Investment Advisor, as a Lender

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Red River CLO Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner, as a Lender

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Stralford CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner, as a Lender

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Loan Funding VII LLC By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner, as a Lender

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

GSCP (NJ), L.P., on behalf of each of the following fund, in its capacity as Collateral Manager:

GSC PARTNERS CDO FUND V, LIMITED

GSC PARTNERS CDO FUND VI, LIMITED

GSC PARTNERS CDO FUND VIII, LIMITED

GSC CAPITAL CORP. LOAN FUNDING 2005-1

By:	/s/ Alexander B. Wright
Name:	Alexander B. Wright
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Garrison Credit Investments I LLC, as a Lender

By:	/s/ Brian S. Chase
Name:	Brian S. Chase
Title:	Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Each of the persons listed on Annex A, severally but not jointly, as Lender By: Wellington Management Company, LLP as investment adviser

By:	/s/ Donald M. Caiazza
Name:	Donald M. Caiazza
Title:	Vice President and Counsel

Annex A

SunAmerica Senior Floating Rate Fund, Inc.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

AMMC CLO III, LIMITED By: American Money Management Corp., as Collateral Manager,

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

AMMC CLO IV, LIMITED By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

AMMC CLO V, Limited By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

AMMC CLO VI, LIMITED By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

AMMC VIII, LIMITED By: American Money Management Corp., as Collateral Manager,

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Dryden VII – Leveraged Loan CDO 2004 By: Prudential Investment Management, Inc. as Collateral Manager

By:	/s/ George Edwards
Name:	George Edwards
Title:

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Dryden XVIII – Leveraged Loan 2007 Ltd. By: Prudential Investment Management as Collateral Manager

By:	/s/ George Edwards
Name:	George Edwards
Title:

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Sargas CLO I LTD., as a Lender By: Sargas Asset Management, LLC, its Portfolio Manager

By:	/s/ Michael P. King
Name:	Michael P. King
Title:	Senior Managing Director

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Pangaea CLO 2007-I LTD., as a Lender By: Pangaea Asset Management, LLC, its Collateral Manager

By:	/s/ Michael P. King
Name:	Michael P. King
Title:	Senior Managing Director

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

STANWICH LOAN FUNDING LLC, as a Lender

By:	/s/ Tara E. Kenny
Name:	Tara E. Kenny
Title:	Assistant Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

National City Bank, as a Lender

By:	/s/ Arthur F. Gray
Name:	Arthur F. Gray
Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO V, LTD., or an affiliate, as a Lender

By:	/s/ John P. Thacker
Name:	John P. Thacker
Title:	Chief Credit Officer

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate, as a Lender

By:	/s/ John P. Thacker
Name:	John P. Thacker
Title:	Chief Credit Officer

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VII, LTD., or an affiliate, as a Lender

By:	/s/ John P. Thacker
Name:	John P. Thacker
Title:	Chief Credit Officer

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Denali Capital LLC, managing member of DC Funding Partners LLC, Collateral Manager for Spring Road CLO 2007-1, LTD., or an affiliate, as a Lender

By:	/s/ John P. Thacker
Name:	John P. Thacker
Title:	Chief Credit Officer

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CREDIT OPPORTUNITY FUND FINANCING, LTD., or an affiliate, as a Lender

By:	/s/ John P. Thacker
Name:	John P. Thacker
Title:	Chief Credit Officer

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

GOLUB CAPITAL MANAGEMENT CLO 2007-1, LTD., as a Lender

By:	GOLUB CAPITAL MANAGEMENT LLC, as Collateral Manager

By:	/s/ Mike Loehrke
Name:	Mike Loehrke
Title:	Designated Signatory

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

GOLUB CAPITAL SENIOR LOAN OPPORTUNITY FUND, LTD., as a Lender

By:	GOLUB CAPITAL INCORPORATED, as Collateral Manager

By:	/s/ Mike Loehrke
Name:	Mike Loehrke
Title:	Designated Signatory

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Bank of America, N.A., successor by merger to LaSalle Bank Midwest N.A. as a Lender

By:	/s/ David W. Edwards
Name:	David W. Edwards
Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

GULF STREAM-COMPASS CLO 2003-1 LTD. By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Barry K. Love
Name:	Barry K. Love
Title:	Chief Credit Officer

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

GULF STREAM-RASHINBAN CLO 2006-1 LTD. By: Gulf Steam Asset Management LLC As Collateral Manager (Sumitomo Deal)

By:	/s/ Barry K. Love
Name:	Barry K. Love
Title:	Chief Credit Officer

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

GULF STREAM-SEXTANT CLO 2006-1 LTD. By: Gulf Steam Asset Management LLC As Collateral Manager

By:	/s/ Barry K. Love
Name:	Barry K. Love
Title:	Chief Credit Officer

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

SCHILLER PARK CLO LTD. By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

MARKET SQUARE CLO, Ltd. By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

MARQUETTE PARK CLO, LTD. By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

LONG GROVE CLO, LIMITED. By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

FOREST CREEK CLO, Ltd. By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

CUMBERLAND II CLO LTD. By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

BURR RIDGE CLO Plus LTD. By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

BRIDGEPORT CLO LTD. By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

BRIDGEPORT CLO II LTD. By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

CIFC Funding 2006-II, Ltd as a Lender

By:	/s/ Stephen J. Vaccaro
Name:	Stephen J. Vaccaro
Title:	Co-Chief Investment Officer

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

CIFC Funding 2006-IB, Ltd as a Lender

By:	/s/ Stephen J. Vaccaro
Name:	Stephen J. Vaccaro
Title:	Co-Chief Investment Officer

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

OCTAGON INVESTMENT PARTNERS V, LTD. By: Octagon Credit Investors, LLC as Portfolio Manager

OCTAGON INVESTMENT PARTNERS VI, LTD. By: Octagon Credit Investors, LLC as collateral manager

OCTAGON INVESTMENT PARTNERS VII, LTD. By: Octagon Credit Investors, LLC as collateral manager

OCTAGON INVESTMENT PARTNERS VIII, LTD. By: Octagon Credit Investors, LLC as collateral manager

OCTAGON INVESTMENT PARTNERS IX, LTD. By: Octagon Credit Investors, LLC as Manager

OCTAGON INVESTMENT PARTNERS X, LTD. By: Octagon Credit Investors, LLC as Collateral Manager

OCTAGON INVESTMENT PARTNERS XI, LTD. By: Octagon Credit Investors, LLC as Collateral Manager

HAMLET II, LTD. By: Octagon Credit Investors, LLC as Portfolio Manager

as a Lender

By:	/s/ Thomas A. Connors
Name:	Thomas A. Connors
Title:	Chief Financial & Administrative Officer

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

WELLS FARGO BANK, as a Lender

By:	/s/ Robin Login
Name:	Robin Login
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

ALLIED CAPITAL SENIOR DEBT FUNDING 2007-1 by: Its Collateral Manager A.C. Corporation as a Lender

By:	/s/ Robert J. Hicks
Name:	Robert J. Hicks
Title:	Managing Director

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

KNIGHTSBRIDGE CLO 2008-1 LIMITED by: ACKB LLC, its Investment Manager, as a Lender

By:	/s/ Robert J. Hicks
Name:	Robert J. Hicks
Title:	Portfolio Manager

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

KNIGHTSBRIDGE CLO 2007-1 LIMITED by: ACKB LLC, its Investment Manager, as a Lender

By:	/s/ Robert J. Hicks
Name:	Robert J. Hicks
Title:	Portfolio Manager

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Van Kampen Dynamic Credit Opportunities Fund By: Van Kampen Asset Management

By:	/s/ Ryan Kommers
Name:	Ryan Kommers
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

VAN KAMPEN SENIOR LOAN FUND By: Van Kampen Asset Management

By:	/s/ Ryan Kommers
Name:	Ryan Kommers
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

VAN KAMPEN SENIOR INCOME TRUST By: Van Kampen Asset Management

By:	/s/ Ryan Kommers
Name:	Ryan Kommers
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Confluent 3 Limited By: Morgan Stanley Investment Management Inc. as Investment Manager

By:	/s/ Ryan Kommers
Name:	Ryan Kommers
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

QUALCOMM Global Trading, Inc. By: Morgan Stanley Investment Management Inc. as Investment Manager

By:	/s/ Ryan Kommers
Name:	Ryan Kommers
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Morgan Stanley Prime Income Trust as a Lender

By:	/s/ Ryan Kommers
Name:	Ryan Kommers
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

MSIM Peconic Bay, Ltd. By: Morgan Stanley Investment Management Inc. as Interim Collateral Manager as a Lender

By:	/s/ Ryan Kommers
Name:	Ryan Kommers
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Genworth Life Insurance Company By: Morgan Stanley Investment Management Inc. as Investment Manager as a Lender

By:	/s/ Ryan Kommers
Name:	Ryan Kommers
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

ZODIAC FUND – Morgan Stanley US Senior Loan Fund. By: Morgan Stanley Investment Management Inc., as Investment Adviser as a Lender

By:	/s/ Ryan Kommers
Name:	Ryan Kommers
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Elk Funding as a Lender

By:	/s/ Michael Feinsod
Name:	Michael Feinsod
Title:	CEO